                               EXHIBIT (5)(c)(1)

                    FORM OF INDIVIDUAL APPLICATION FOR THE
                             SEPARATE ACCOUNT VA C

-------------------------------------------
For applicants in Arkansas and New Mexico
-------------------------------------------

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

-------------------------------------------
For applicants in Colorado
-------------------------------------------

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imment, fines, and denial of insurance, and civil damages. Any insurance company or agent or an insurance company who knowingly provides false, incomplete, or misleading facts or information to the policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

-------------------------------------------
For applicants in District of Columbia
-------------------------------------------

It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

-------------------------------------------
For applicants in Florida
-------------------------------------------

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

-------------------------------------------
For applicants in Kentucky, Ohio, Oklahoma
-------------------------------------------

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

-------------------------------------------
For applicants in Maine
-------------------------------------------

Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

-------------------------------------------
For applicants in New Jersey
-------------------------------------------

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

-------------------------------------------
For applicants in Pennsylvania
-------------------------------------------

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

-------------------------------------------
For applicants in Virginia
-------------------------------------------

Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law. This plan is intended to qualify under the Internal Revenue Code for tax favored status. Language contained in this policy referring to Federal tax statutes or rules is informational and instructional and this language is not subject to approval for delivery. Your qualifying status is the controlling factor as to whether your funds will receive tax favored treatment rather than the insurance contract. Please ask your tax advisor if you have any questions as to whether or not you qualify.

-------------------------------------------
For applicants in all states except
New Jersey, Pennsylvania and Washington
-------------------------------------------

When funds are allocated to the Fixed Options Guarantee Periods, policy values under policy May increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.


---------------------------------------------
Transamerica Life
Insurance Company


Mail the application and a check to:
Transamerica Life Insurance Company
Attn: Variable Annuity Dept.
4333 Edgewood Road, N.E.
Cedar Rapids, IA 52499-0001


Product: EXTRA 2001
         ----------
Variable Annuity Application
---------------------------------------------

--------------------
1. OWNER INFORMATION  (If no Annuitant is specified in #2, the
--------------------  Owner will be the Annuitant.)

MUST COMPLETE and SUBMIT the Trustee Certification Form if a Trust is named as the Owner or Beneficiary.

First Name:
           ------------------------------------------------------------------
Last Name:
          -------------------------------------------------------------------
Address:
         --------------------------------------------------------------------
City, State:
             ----------------------------------------------------------------
Zip:          -        Telephone:  (           )          -
    -----------------             -------------------------------------------
Date of Birth:                                                Sex:   [ ] Female
              ----------------------------------------------
SS#:                                                                 [ ] Male
     -------------------------------------------------------

------------------
1b. JOINT OWNER(S)
------------------

First Name:
           ------------------------------------------------------------------
Last Name:
          -------------------------------------------------------------------
Address:
         --------------------------------------------------------------------
City, State:
             ----------------------------------------------------------------
Zip:          -        Telephone:  (           )          -
    -----------------             -------------------------------------------
Date of Birth:                                                Sex:   [ ] Female
              ----------------------------------------------
SS#:                                                                 [ ] Male
     -------------------------------------------------------


------------
2. ANNUITANT  Complete only if different from Owner.
------------
First Name:
           ------------------------------------------------------------------
Last Name:
          -------------------------------------------------------------------
Address:
         --------------------------------------------------------------------
City, State:
             ----------------------------------------------------------------
Zip:          -        Telephone:  (           )          -
    -----------------             -------------------------------------------
Date of Birth:                                                Sex:   [ ] Female
              ----------------------------------------------
SS#:                                                                 [ ] Male
     -------------------------------------------------------


-------------------------------
3. BENEFICIARY(IES) DESIGNATION
-------------------------------
Primary:
        ---------------------------------------------------------------------
 Relationship:                                                             %
              ---------------------------------------------------------------
Contingent:
           ------------------------------------------------------------------
 Relationship:                                                             %
              ---------------------------------------------------------------
Contingent:
           ------------------------------------------------------------------

 Relationship:                                                              %
              ---------------------------------------------------------------


------------------
4. TYPE OF ANNUITY
------------------

[ ] Non-qualified    Qualified Types: [ ] IRA   [ ] Roth IRA   [ ] SEP/IRA
                                [ ] 403(b)   [ ]Keogh  [ ] Roth Conversion
                                [ ] Other
                                          -----------------------------------
IRA / SEP / ROTH IRA
$             Contribution for tax year
 ------------                           -------------------
$             Trustee to Trustee Transfer
 ------------
$             Rollover from [ ] IRA   [ ]403(b)   [ ] Pension
 ------------
                            [ ] Other
                                     ------------------------


ROTH IRA Rollover
|__|__| - |__|__| - |__|__|__|__| Date first established or date of conversion

$
 -------------------------------  Portion previously taxed



------------------------------------
5. GUARANTEED MINIMUM INCOME BENEFIT
------------------------------------
Must complete this section. If no selection is made, the benefit will not apply.

Managed Annuity Plan:

[ ] Yes (Available at an additional cost, see prospectus)

[ ] No


------------------------------------
6.  TELEPHONE TRANSFER AUTHORIZATION
------------------------------------
Please complete this section to authorize you and/or your Registered Representative to make transfer requests via our recorded telephone line or internet.

(check one selection only): [ ] Owner(s) only, or

                            [ ] Owner(s) and Owner's
                                Registered Representative

----------------------------------
7. ALLOCATION OF PURCHASE PAYMENTS
----------------------------------
If Dollar Cost Averaging from the DCA Account and/or Money Market Account you must complete section 8 in order to begin the Dollar Cost Averaging Program.

Initial Purchase Payment $
                          -------------------------------
Make check payable to Transamerica Life Insurance Company.

Dollar Cost Averaging Account                                  ________ .0%
1 Year Fixed Guarantee Period Option                           ________ .0%
3 Year Fixed Guarantee Period Option                           ________ .0%
5 Year Fixed Guarantee Period Option                           ________ .0%
7 Year Fixed Guarantee Period Option                           ________ .0%
Other: _________________________________                       ________ .0%
Alger Aggressive Growth                                        ________ .0%
Alliance Premier Growth                                        ________ .0%
Alliance Growth & Income                                       ________ .0%
American Century Income & Growth                               ________ .0%
American Century International                                 ________ .0%
Capital Guardian Global Portfolio                              ________ .0%
Capital Guardian U.S. Equity Portfolio                         ________ .0%
Capital Guardian Value Portfolio                               ________ .0%
Dreyfus Small Cap Value Portfolio                              ________ .0%
Dreyfus U.S. Government Securities Portfolio                   ________ .0%
Endeavor Asset Allocation Portfolio                            ________ .0%
Endeavor Enhanced Index Portfolio                              ________ .0%
Endeavor High Yield Portfolio                                  ________ .0%
Endeavor Janus Growth Portfolio                                ________ .0%
Endeavor Money Market Portfolio                                ________ .0%
Fidelity - VIP Equity-Income Portfolio
 - Service Class 2                                             ________ .0%
Fidelity - VIP Growth Portfolio
 - Service Class 2                                             ________ .0%
Fidelity - VIP II Contrafund(R) Portfolio
 - Service Class 2                                             ________ .0%
Fidelity - VIP III Growth Opportunities Portfolio
 - Service Class 2
Fidelity - VIP III Mid Cap Portfolio
 - Service Class 2                                             ________ .0%
Gabelli Global Growth                                          ________ .0%
Goldman Sachs Growth                                           ________ .0%
Great Companies - America/SM/                                  ________ .0%
Great Companies - Global/2/                                    ________ .0%
Great Companies - Technology/SM/                               ________ .0%
Janus Aspen - Aggressive Growth Portfolio                      ________ .0%
Janus Aspen - Strategic Value Portfolio                        ________ .0%
Janus Aspen - Worldwide Growth Portfolio                       ________ .0%
Jennison Growth Portfolio                                      ________ .0%
NWQ Value Equity                                               ________ .0%
Pilgrim Baxter Mid Cap Growth                                  ________ .0%
Salomon All Cap                                                ________ .0%
Transamerica VIF Small Company                                 ________ .0%
Transamerica VIF Growth Portfolio                              ________ .0%
T. Rowe Price Dividend Growth                                  ________ .0%
T. Rowe Price Equity Income Portfolio                          ________ .0%
T. Rowe Price Growth Stock Portfolio                           ________ .0%
T. Rowe Price International Stock Portfolio                    ________ .0%
T. Rowe Price Small Cap                                        ________ .0%
Van Kampen Emerging Growth                                     ________ .0%
                                      TOTAL VARIABLE AND FIXED    100%


--------------------------------
8. DOLLAR COST AVERAGING PROGRAM
--------------------------------
If DCA is selected as an initial purchase payments allocation option under
Section 7, please complete the following information to provide allocations in order to start the Dollar Cost Averaging Program.

Please indicate the mode and frequency.

DCA Fixed (monthly option only):

[ ] 6 month
[ ] 12 month

Money Market:

[ ] Monthly/# of transfers _______ (6 mo - 24 mo)  (Over 12 months not available in WA)
[ ] Quarterly/# of transfers _____ (4 qtr - 8 qtr) (Over 4 quarters not available in WA)

TRANSFER TO:

Alger Aggressive Growth                                        ________ .0%
Alliance Premier Growth                                        ________ .0%
Alliance Growth & Income                                       ________ .0%
American Century Income & Growth                               ________ .0%
American Century International                                 ________ .0%
Capital Guardian Global Portfolio                              ________ .0%
Capital Guardian U.S. Equity Portfolio                         ________ .0%
Capital Guardian Value Portfolio                               ________ .0%
Dreyfus Small Cap Value Portfolio                              ________ .0%
Dreyfus U.S. Government Securities Portfolio                   ________ .0%
Endeavor Asset Allocation Portfolio                            ________ .0%
Endeavor Enhanced Index Portfolio                              ________ .0%
Endeavor High Yield Portfolio                                  ________ .0%
Endeavor Janus Growth Portfolio                                ________ .0%
Endeavor Money Market Portfolio                                ________ .0%
Fidelity - VIP Equity-Income Portfolio
 - Service Class 2                                             ________ .0%
Fidelity - VIP Growth Portfolio
 - Service Class 2                                             ________ .0%
Fidelity - VIP II Contrafund(R) Portfolio
 - Service Class 2                                             ________ .0%
Fidelity - VIP III Growth Opportunities Portfolio
 - Service Class 2                                             ________ .0%
Fidelity - VIP III Mid Cap Portfolio
 - Service Class 2                                             ________ .0%
Gabelli Global Growth                                          ________ .0%
Goldman Sachs Growth                                           ________ .0%
Great Companies - America/SM/                                  ________ .0%
Great Companies - Global/2/                                    ________ .0%
Great Companies - Technology/SM/                               ________ .0%
Janus Aspen - Aggressive Growth Portfolio                      ________ .0%
Janus Aspen - Strategic Value Portfolio                        ________ .0%
Janus Aspen - Worldwide Growth Portfolio                       ________ .0%
Jennison Growth Portfolio                                      ________ .0%
NWQ Value Equity                                               ________ .0%
Pilgrim Baxter Mid Cap Growth                                  ________ .0%
Salomon All Cap                                                ________ .0%
Transamerica VIF Small Company                                 ________ .0%
Transamerica VIF Growth Portfolio                              ________ .0%
T. Rowe Price Dividend Growth                                  ________ .0%
T. Rowe Price Equity Income Portfolio                          ________ .0%
T. Rowe Price Growth Stock Portfolio                           ________ .0%
T. Rowe Price International Stock Portfolio                    ________ .0%
T. Rowe Price Small Cap                                        ________ .0%
Van Kampen Emerging Growth                                     ________ .0%
                                                TOTAL MUST =     100%


-------------------------------------------
9. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE
-------------------------------------------

 .   Account values when allocated to any of the Variable
    Options are not guaranteed as to fixed dollar amount.

 .   Unless I have notified the Company of a community or marital property interest in this contract, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

 .   to the best of my knowledge and belief, my answers to the
    questions on this application are correct and true, and I agree that this application becomes a part of the annuity contract when issued to me.

 .   I am in receipt of a current prospectus for this variable annuity.

 .   this application is subject to acceptance by Transamerica Life
    Insurance Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of purchase payment paid.


[ ] Check here if you want to be sent a copy of "Statement of Additional
    Information".

Will this annuity replace or change any existing annuity or life insurance?

[ ] No   [ ] Yes (If yes, complete the following)

Company:                              Policy No.:
        -----------------------------             ---------------------------

I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND
FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at:
          -------------------------------------------------------------------
           City                     State                            Date

Owner(s) Signature:
                   ----------------------------------------------------------
Joint Owner(s) Signature:
                         ----------------------------------------------------
Annuitant Signature: (if not Owner)
                                   ------------------------------------------

---------------------
10. AGENT INFORMATION
---------------------
Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

[ ] No   [ ] Yes

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

Registered Rep/Licensed Agent Name:
                                   ------------------------------------------
Please print First Name:
                        -----------------------------------------------------
Please print Last Name:
                       ------------------------------------------------------
Signature:
          -------------------------------------------------------------------
Branch Phone #:
               --------------------------------------------------------------
SS # / TIN:
           ------------------------------------------------------------------
Rep. License #:
               --------------------------------------------------------------
Firm Name:
           ------------------------------------------------------------------
Firm Address:
             ----------------------------------------------------------------

For Registered Representative Use Only - Contact your home office for program information.

[ ] Option A   [ ] Option B   [ ] Option C   [ ] Option D

(Once selected, program cannot be changed)

--------------------------------------------------------
For applicants in Colorado, Iowa, Louisiana, Mississippi
--------------------------------------------------------

Applicant:

Do you have any existing policies or contracts? [ ] No [ ] Yes (If yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities".)

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be suject to fines and confinement in prison.

Agent:

Did the agent/registered representative present and leave the applicant insurer-approved sales material? [ ] No [ ] Yes